UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2016

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Beginning January 2016, the internal reporting structure of SPX FLOW, Inc. and its consolidated subsidiaries (“SPX FLOW,” ‘‘the Company,’’ “we,” “us,” or “our”) was changed to more precisely present reportable segment revenue and income in certain countries where we conduct business across multiple end markets. As a result of these structural enhancements, certain product line results have been reclassified between reportable segments. Additionally, we changed our measurement of segment income to include stock-based compensation costs associated with segment employees, while stock-based compensation for corporate employees is now reported as a component of corporate expense. These changes in reportable segment revenue and income, as well as in our measurement of segment profitability, are consistent with how our chief operating decision maker, beginning in 2016, assesses operating performance and allocates resources.
Accordingly, the Company is filing this Current Report on Form 8-K to recast its consolidated and combined financial statements as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013 to reflect the changes in the presentation of reportable segment revenue and income, and of corporate expense, as described above. The recasted information of Items contained in the Company’s 2015 Annual Report on Form 10-K is presented in Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K is presented only in connection with the reporting changes described above and does not amend or restate the Company’s audited consolidated and combined financial statements, which were included in its 2015 Annual Report on Form 10-K, and does not affect the Company’s previously reported net income, earnings per share, cash flows, operating income or assets or liabilities for any of the periods included therein. This Current Report on Form 8-K does not reflect events occurring after the Company filed its 2015 Annual Report on Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the changes to the presentation of operating income by segment and of corporate expense as described above.
For developments subsequent to the filing of the 2015 Annual Report on Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended April 2, 2016.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updates, where applicable, to SPX FLOW, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 12, 2016.
101.1
The following materials from SPX FLOW, Inc.'s Current Report on Form 8-K formatted in XBRL: (i) Consolidated and Combined Statements of Operations for the years ended December 31, 2015, 2014, and 2013; (ii) Consolidated and Combined Statements of Comprehensive Income (Loss) for the years ended December 31, 2015, 2014, and 2013; (iii) Consolidated and Combined Balance Sheets as of December 31, 2015 and 2014; (iv) Consolidated and Combined Statements of Equity for the years ended December 31, 2015, 2014, and 2013; (v) Consolidated and Combined Statements of Cash Flows for the years ended December 31, 2015, 2014, and 2013; and (vi) Notes to Consolidated and Combined Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: August 2, 2016	By	/s/ Jeremy W. Smeltser
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updates, where applicable, to SPX FLOW, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 12, 2016.
101.1
The following materials from SPX FLOW, Inc.'s Current Report on Form 8-K formatted in XBRL: (i) Consolidated and Combined Statements of Operations for the years ended December 31, 2015, 2014, and 2013; (ii) Consolidated and Combined Statements of Comprehensive Income (Loss) for the years ended December 31, 2015, 2014, and 2013; (iii) Consolidated and Combined Balance Sheets as of December 31, 2015 and 2014; (iv) Consolidated and Combined Statements of Equity for the years ended December 31, 2015, 2014, and 2013; (v) Consolidated and Combined Statements of Cash Flows for the years ended December 31, 2015, 2014, and 2013; and (vi) Notes to Consolidated and Combined Financial Statements.